Exhibit 1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the Statement on Schedule 13D including any amendments thereto with respect to the common stock, par value $0.0001 per share, of Switch & Data Facilities Company, Inc. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Dated: October  30 , 2009

[The remainder of this page has been intentionally left blank; the next page is the signature page]

/s/ Charles Browning
Charles Browning

/s/ Kathleen Earley
Kathleen Earley

/s/ George Kelly
George Kelly

/s/ William Luby
William Luby

/s/ Ali Marashi
Ali Marashi

/s/ Arthur Matin
Arthur Matin

/s/ Clayton Mynard
Clayton Mynard

/s/ Keith Olsen
Keith Olsen

/s/ George Pollock, Jr.
George Pollock, Jr.

/s/ William Roach
William Roach

/s/ Ernest Sampera
Ernest Sampera

/s/ G. Michael Sievert
G. Michael Sievert

/s/ Michael Sileck
Michael Sileck

/s/ M. Alex White
M. Alex White

CAPSTREET II, L.P.
By:	CapStreet GP II, L.P., its general partner
	By:	The CapStreet Group, LLC, its general partner

By:	/s/ Katherine L. Kohlmeyer
	Name:	Katherine L. Kohlmeyer,
	Title:	Chief Financial Officer

CAPSTREET GP II, L.P.
By:	The CapStreet Group, LLC, its general partner

By:	/s/ Katherine L. Kohlmeyer
Katherine L. Kohlmeyer,
Chief Financial Officer

THE CAPSTREET GROUP, LLC

By:	/s/ Katherine L. Kohlmeyer
Katherine L. Kohlmeyer,
Chief Financial Officer

CEA CAPITAL PARTNERS USA, L.P.
By:	Seaport Capital, LLC its authorized representative

By:	/s/ Howard M. Kaufman
	Name:	Howard M. Kaufman
	Title:	Chief Financial Officer

CEA CAPITAL PARTNERS USA CI, L.P.
By:	Seaport Capital, LLC its authorized representative

By:	/s/ Howard M. Kaufman
	Name:	Howard M. Kaufman
	Title:	Chief Financial Officer

SEAPORT CAPITAL PARTNERS II, L.P.
By:	Seaport Capital, LLC its authorized representative

By:	/s/ Howard M. Kaufman
	Name:	Howard M. Kaufman
	Title:	Chief Financial Officer